LETTER  TO  OUR  SHAREHOLDERS

Dear  Shareholder:

We would like to express our appreciation for the confidence you have shown in our investment philosophy. In addition, we are thankful for the love, strength, and wisdom given to us by our heavenly creator and caring shepherd.

2001  SECOND  QUARTER  RESULTS

We are pleased to report that, in the second quarter of 2001, our total investment return increased 11% from a share price on NASDAQ of $5.31 to $5.89. Our net asset value advanced 12% from $5.35 to $5.98. The investment portfolio gained 13% (before expenses).

2001  FIRST  HALF  RESULTS

In the six-months ended June 30, 2001, our total investment return declined 19%, from a share price of $7.25 to $5.89 per share. The Fund's NAV declined 14% after expenses. Our investment portfolio decreased 12%, despite having about two-thirds of the market value of our common stocks in companies that were up for the six months ending June 30, 2001. During this same period the NASDAQ Composite saw a decline of 13%, and some of our NASDAQ and technology-related investments proved particularly volatile and unprofitable during the first half of 2001. Just as the trend reversed from the first quarter to second quarter, we believe the outlook is for a positive and productive second half of 2001.

WHAT  I  LIKE  NOW

Our major purchases in the first quarter of 2001 were substantial additions to those existing domestic and British holdings with the best recession-beating track records. During the first half, we bought back two high-tech companies whose shares were eliminated, at big profits, last year when P/E ratios were too high to justify our holding them for the long term. Plexus was the first of these, as discussed in our First Quarter Report.

Our second, AVOCENT, was also eliminated last year before substantial share price declines, when it was considerably overvalued. It began as an investment in Cybex Computer (now called Avocent after a merger with Apex) back in 1997. Although the share price multiplied (adjusted for splits) more than threefold through year end 1999, Cybex (Avocent) was not as overvalued as Plexus, Oracle, AVT Corp. and other high-flying tech stocks we owned at that point. Consequently, while the others were eliminated during the first few weeks of 2000, Avocent was held until fourth quarter of 2000, when we sold at almost nine times what we first paid for the stock.

In the early weeks of the 2001 second quarter, we had the opportunity to invest in Avocent again; this time after the shares had fallen about 70% in the few months following our sale of the stock. In other words, we were able to buy more than triple the number of shares we sold, with the same amount of money, by selling before the market decline and buying at bargain prices. In fact, these bargain prices were so compelling, we increased the size of our investment and bought more than five times the number of shares which were sold late last year.

Between 1992 through 2000, Avocent had grown its adjusted operating earnings every year between 24% and 83%. The company has a sparkling balance sheet as well, with zero debt, a better than 7-to-1 current ratio, and cash and equivalents which are more than triple current liabilities. Their growth has taken Avocent past $30 million in operating (pre-tax) income in the latest year. This leading producer of switching and other computer connectivity devices, with a host of exciting new products, is still small enough for the potential of high earnings growth rates again, once we see a solid upturn in the electronics market.

Additionally, we have increased our INSIGHT ENTERPRISES investment. While not a manufacturer, this highly successful marketer of computers and related products to small and medium-sized businesses has a history of volatile share price movement, shadowing tech stocks. In my opinion, this is the safest way to participate in the long-term growth of information technology without the risk of product obsolescence found among manufacturers.

We originally invested in Insight in 1997. As we quadrupled our holding in the early weeks of this second quarter, Insight was still more than three times higher than what we first paid for the stock, even after a 49% decline from last year's high (adjusted for stock split),.

Last, but not least, among our major 2001 domestic investments are two brand new holdings: FORRESTER RESEARCH and U.S. PHYSICAL THERAPY. While Forrester's thinly-traded NASDAQ shares can be just as volatile as tech stocks, it serves the electronics industry only from the periphery. It provides research studies on business, customer, and societal trends and changes, particularly as they relate to the rapidly developing Internet economy. A 77% decline in its share price from last year's high brought Forrester into the buy price range of our value discipline during the early part of the second quarter. Not only does this company enjoy a spotless track record, wherein operating earnings have grown 20%-129% every year, but Forrester reported a 44% year-to-year increase for the first quarter of 2001. Just like Avocent, Forrester has a great deal of cash with absolutely no debt!

Our newest addition to the portfolio is U.S. Physical Therapy, which is rapidly expanding within the highly fragmented physical therapy treatment industry. It currently operates 142 outpatient clinics in 30 states and manages seven physical therapy facilities for practicing physicians. In an economy troubled by the boom/bust cycle for technology-related businesses, it is wonderful to find and invest in a growing, entrepreneurially-managed company that is totally independent of the information technology, telecommunications, and electronics contraction now being seen in the market.

While most companies, even in other industries, are downgrading earnings expectations, U.S. Physical Therapy is exceeding them substantially. Earnings per share actually rose 130% during the first quarter of 2001, a noteworthy combination of 28% higher revenues (25% increase in patient visits) with profit margin expansion helped by economies of scale. Even with higher costs associated with the expansion in number of units to around 170 by year end, earnings are expected to continue to grow substantially. Realistically estimating a moderation of earnings growth would still mean that we've just paid between six and seven times next year's projected earnings for a conservatively-financed company (more cash than debt) that is still young with lots of potential.

2001  OUTLOOK

For the first time in history, the Federal Reserve cut interest rates twice in the same month during January, 2001. They have also continued to cut interest rates consistently throughout the first half of the year. The broad market is coming off a good base made from late 2000 through early April, 2001, and historical indicators continue to tell us it is time to be investing in stocks. We are quite excited about returning to a fully invested position, yet mindful of the risks to earnings growth posed by the slowing of the economy, and of possible short-term volatility in the market.

This year has certainly seen its share of volatility. However, after watching the NASDAQ hit all-time highs in March of 2000 and ending the year with record setting declines, we are reminded that first quarter results are not necessarily indicative of full-year results. In last year's First Quarter Report, I warned of a potential bear market ahead. I am encouraged this year by the necessary ingredients for a meaningful upturn in most of the stock markets we invest in.

Fortunately, the United Kingdom and Switzerland have joined the U.S. Federal Reserve in cutting interest rates. All in all, this trend and our new investments give me a lot to be excited about.

Sincerely,



Barry  Ziskin                                                       July 5, 2001

GENERAL  INFORMATION

THE  FUND

Z-Seven Fund, Inc. is a non-diversified, closed-end management investment company whose shares trade on the Nasdaq National Market System and on the Pacific Exchange. Its investment objective is long-term capital appreciation through investments in quality growth companies whose shares are undervalued.

SHARE  REPURCHASES

Notice is hereby given, in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, at market prices, from time to time, shares of its common stock in the open market.

FORWARD  LOOKING  STATEMENTS

When used in this report and in future filings by the Fund with the Securities and Exchange Commission, in the Fund's press releases and in oral statements made with the approval of an authorized officer of the Fund the words or phrases, "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project," or similar expressions are intended to identify forward looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995. All assumptions, anticipations, expectations and forecasts contained herein are forward looking statements that involve risks and uncertainties. Management of the Fund cautions readers not to place undue reliance on any such forward looking statements, which speak only as of the date made, and should be read in conjunction with other publicly available Fund information. Management of the Fund will not undertake, and specifically declines, any obligations to release publicly the result of any revisions which may be made to any forward looking statements to reflect the occurrence of anticipated or unanticipated events.

Z-Seven  Fund,  Inc.
SCHEDULE  OF  INVESTMENTS
at  June  30,  2001    (Unaudited)

---------------------------------------------------  ------------  ----------
Investment Securities (a)                               Shares       Value
---------------------------------------------------  ------------  ----------
Common Stocks
---------------------------------------------------  ------------  ----------
APPAREL & ACCESSORIES  -  3.8%
 Abbeycrest Plc                                           10,000   $   12,741
 Quiksilver, Inc. (b)                                     17,650      441,250
                                                                 ------------
                                                                      453,991
                                                                 ------------
BUILDING & MATERIALS  -  5.3%
 Barratt Developments Plc                                 70,000      333,466
 Hughes Supply                                            12,200      288,530
                                                                 ------------
                                                                      621,996
                                                                 ------------
COMPUTER SALES & SERVICES  -  20.8%
 Forrester Research (b)                                   29,900      675,441
 Insight Enterprises, Inc. (b)                            37,180      910,910
 Pomeroy Comp. Resources (b)                              58,234      873,510
                                                                 ------------
                                                                    2,459,861
                                                                 ------------
CONSUMER PRODUCTS  -  1.0%
 Day Runner, Inc. (b)                                      3,360          907
 Lindt & Spr ngli AG                                         230      116,314
                                                                 ------------
                                                                      117,221
                                                                 ------------
ELECTRONIC COMPONENTS  -  23.8%
 Avocent (b)                                              37,400      850,850
 Plexus (b)                                               20,100      663,300
 Roxboro Group Plc                                       162,700      641,477
 Technitrol, Inc.                                         25,200      655,200
                                                                 ------------
                                                                    2,810,827
                                                                 ------------
FINANCIAL SERVICES  -  16.9%
 Brewin Dolphin                                          172,500      283,280
 Jardine Lloyd Thompson Group Plc                        140,700      966,060
 Rathbone Brothers Plc                                    58,000      743,102
                                                                 ------------
                                                                    1,992,442
                                                                 ------------
HEALTH & PERSONAL CARE  -  3.6%
 National Dentex Corporation (b)                          13,300      281,960
 Novartis AG                                               3,960      143,629
  Syngenta                                                    24        1,265
                                                                 ------------
                                                                      426,854
                                                                 ------------
LEISURE  -  5.6%
 Ballantyne of Omaha, Inc. (b)                            50,505       34,343
 U.S. Physical Therapy (b)                                39,150      625,226
                                                                 ------------
                                                                      659,569
                                                                 ------------
MANUFACTURING (OTHER)  -  4.5%
 Strattec Security Corporation (b)                         7,800      270,816
 VT Holding A/S (Cl B)                                    10,565      258,592
                                                                 ------------
                                                                      529,408
                                                                 ------------


                                        6

Z-Seven  Fund,  Inc.
SCHEDULE  OF  INVESTMENTS
at  June  30,  2001   Continued    (Unaudited)

---------------------------------------------------  ------------  -----------
Investment Securities (a)                               Shares        Value
---------------------------------------------------  ------------  -----------
Common Stocks
---------------------------------------------------  ------------  -----------
RETAIL  -  9.2%
 Grow Biz International, Inc. (b)                          7,700   $    52,360
 The Men's Wearhouse, Inc. (b)                            35,800       988,080
 Westfair Foods                                              360        41,606
                                                                  ------------
                                                                     1,082,046
---------------------------------------------------  ------------  -----------
TOTAL COMMON STOCKS  -  94.5%
   (Cost $9,918,266)                                               $11,154,215
---------------------------------------------------  ------------  -----------

---------------------------------------------------  ------------  -----------
Short-Term Investments                                  Eff. Rate
---------------------------------------------------  ------------  -----------
  U.S. TREASURY BILLS  -  4.2%
  Par $500,000, matures 8/23/01                            3.046%      497,870
    Total  (Cost $497,870)
===================================================  ============  ===========
TOTAL INVESTMENT IN SECURITIES -  98.7%
   (Cost $10,416,136)                                              $11,652,085
---------------------------------------------------  ------------  -----------
CASH, RECEIVABLES, AND OTHER ASSETS
   LESS LIABILITIES  -  1.3%                                           153,372
---------------------------------------------------  ------------  -----------
NET ASSETS  -  100.0%
   (Equivalent to $5.98 per share based
   on 1,972,735 shares of capital stock
   outstanding)                                                    $11,805,457
===================================================  ============  ===========

(a)  Percentages are based on net assets of $11,805,457.
(b)  Non-income  producing  investment.

---------------------------------------------------  ------------  -----------
COMMON STOCKS BY COUNTRY
---------------------------------------------------  ------------  -----------
Percent     Country                                                      Value
---------------------------------------------------  ------------  -----------
  68.3%     United States                                          $ 7,612,683
  26.7      United Kingdom                                           2,980,125
   2.3      Denmark                                                    258,592
   2.3      Switzerland                                                261,208
   0.4      Canada                                                      41,606
---------------------------------------------------  ------------  -----------
 100.0%                                                            $11,154,215
---------------------------------------------------  ------------  -----------

Z-Seven  Fund,  Inc.
STATEMENT  OF  ASSETS  AND  LIABILITIES
at  June  30,  2001  (Unaudited)


ASSETS

Investments in securities, at value
 (identified cost $10,416,136)             $ 11,652,085
Cash                                            142,393
Receivables
 Dividends and interest                          10,588
 Foreign exchange - contract                     57,472
 Securities sold                                  1,964
Other assets                                      3,253
                                           -------------
Total assets                                 11,867,755
                                           -------------

LIABILITIES

Payables
   Due to investment adviser                        306
   Accrued expenses and accounts payable         61,992
                                           -------------
Total liabilities                                62,298
                                           -------------
NET ASSETS                                 $ 11,805,457
                                           =============
NET ASSETS REPRESENTED BY
Capital stock, $1.00 par value:
 7,700,000 shares authorized,
 3,268,858 shares issued                   $  3,268,858
Additional paid-in capital                   21,027,503
Treasury stock, 1,296,123 shares,
   at cost                                  (10,374,053)
                                           -------------
                                             13,922,308
Accumulated net realized loss on
 investments, options and currency
 transactions                                (3,394,798)
Net unrealized appreciation on
 investments, options and currency
 translations                                 1,293,421
Accumulated net investment loss                 (15,474)
                                           -------------
NET ASSETS (EQUIVALENT TO $5.98 PER
 SHARE BASED ON 1,972,735 SHARES OF
 CAPITAL STOCK OUTSTANDING)                $ 11,805,457
                                           =============

      See accompanying notes to financial statements.

Z-Seven  Fund,  Inc.
STATEMENT  OF  OPERATIONS
Six-month Period Ended June 30, 2001 (Unaudited)


INVESTMENT INCOME
Dividends, net of non-reclaimable
 foreign taxes of  $7,020               $     68,322
Interest                                      55,857
                                        -------------
Total investment income                      124,179
                                        -------------
EXPENSES
Investment advisory base fee                  77,231
Performance penalty                          (36,308)
Compensation and benefits                     55,538
Transfer agent fees                            5,482
Professional fees                             25,040
Custodian fees                                18,500
Printing and postage                           5,196
Office expenses                               23,219
Insurance expense                              1,481
Directors' fees and expenses                   8,860
Dues and filing fees                          13,942
Excise tax                                    19,419
Shareholder relations & communications         1,091
Rent expense                                   9,179
                                        -------------
Total expenses                               227,870
Expenses reduced through offset
 Arrangements                                 (5,597)
                                        -------------
Net expenses                                 222,273
                                        -------------
Net investment loss                          (98,094)
                                        -------------
REALIZED & UNREALIZED
LOSS ON INVESTMENTS
Net realized losses on investments,
  options and currency transactions       (1,547,338)
Change in unrealized depreciation of
 investments, options and currency
   translations                             (213,305)
                                        -------------
Net loss on investments, options,
  and currency transactions               (1,760,643)
                                        -------------
Net decrease in net assets
 from operations                         ($1,858,737)
                                        =============

   See accompanying notes to financial statements.

Z-Seven  Fund,  Inc.
STATEMENT  OF  CHANGES  IN  NET  ASSETS
Six-month Period Ended June 30, 2001  (Unaudited)
And  Year  Ended  December  31,  2000


                                    2001          2000
                                ============  ============
NET ASSETS,
Beginning of Period             $13,880,553   $17,568,865
                                ------------  ------------
OPERATIONS
Net investment income (loss)        (98,094)       82,620
Net realized gain (loss) on
 investments, options and
 currency transactions           (1,547,338)      262,023
Change in unrealized
 depreciation of invest-
 -ments, options and
 currency translations             (213,305)   (1,353,746)
                                ------------  ------------
Net increase (decrease) in
 net assets from operations      (1,858,737)   (1,009,103)
                                ------------  ------------

DIVIDENDS AND DISTRIBUTIONS
From net realized gain on
 investments, options and
 currency transactions                    0      (225,797)
                                ------------  ------------
Decrease in net assets from
 dividends and distributions              0      (225,797)
                                ------------  ------------

SHARE TRANSACTIONS
Treasury stock repurchases         (216,359)   (2,472,100)
Reinvested dividends and
   distributions                          0        18,688
                                ------------  ------------
Decrease in net assets from
 share transactions                (216,359)   (2,453,412)
                                ------------  ------------
Net decrease in net assets       (2,075,096)   (3,688,312)
                                ------------  ------------
NET ASSETS,
End of Period [including
 undistributed net investment
 income (accumulated
 loss) of ($15,474) and
 $82,620 respectively]          $11,805,457   $13,880,553
                                ============  ============

     See accompanying notes to financial statements.

Z-Seven  Fund,  Inc.
NOTES  TO  FINANCIAL  STATEMENTS
June  30,  2001  (Unaudited)


NOTE  1  -  SIGNIFICANT  ACCOUNTING  POLICIES

     Z-Seven Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company incorporated under the laws of Maryland on July 29, 1983, and became a publicly traded company on December 29, 1983.

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     SECURITY VALUATION - Securities and options traded on national securities exchanges, other than the London Stock Exchange, are valued at the last sale price or, in the absence of any sale, at the closing bid price on such exchanges or over the counter, except VT Holding A/S which is valued at the midpoint between the bid and the ask. Securities traded on the London Stock Exchange are valued at the mid-close price. If no quotations are available, or if a significant event occurs which will affect the value of a portfolio security after a foreign market has closed, but before the Fund's net asset value is calculated, the fair value of securities is determined in good faith by the Board of Directors (the Board). Temporary investments in short-term money market securities are valued at market based on quoted third-party prices.
Quotations of foreign securities in foreign currency are converted to U.S. dollar equivalents at the date of valuation.

     FEDERAL INCOME TAXES - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. The Fund intends to distribute substantially all of its net investment taxable income, if any, annually.

     DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions of net capital gains to shareholders are recorded on the ex-dividend date.

     Investment income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on foreign denominated assets and liabilities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund.

     SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME - Securities transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Realized gains and losses from securities transactions are determined on the basis of identified cost for book and tax purposes.

     FOREIGN CURRENCY TRANSLATION - The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets, and liabilities at the closing daily rate of exchange, and (ii) purchases and sales of investment securities and dividend income at the rate of exchange prevailing on the respective dates of such transactions.

     Investment companies generally do not isolate that portion of the results of operations that arises as a result of changes in exchange rates from the portion that arises from changes in market prices of investments during the period. When foreign securities are purchased or sold, the Fund acquires forward exchange contracts as of the trade date for the amount of purchase or proceeds, and no exchange gains or losses are thus realized on these transactions. Foreign dividends are shown net of foreign exchange gains or losses, which arise when currency gains or losses are realized between the ex-dividend and payment dates on dividends.

     FORWARD CURRENCY CONTRACTS - As foreign securities are purchased, the Fund enters into forward currency exchange contracts in order to hedge against foreign currency exchange rate risks. The market value of the contract fluctuates with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. As foreign securities are sold, a portion of the contract is closed and the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses from contract transactions are included as a component of net realized gains (losses) on investments, options and currency transactions in the Statement of Operations.

     USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires the Fund's management to make estimates and assumptions that affect the reported amounts of assets, liabilities, and contingent liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

NOTE  2  -  TREASURY  STOCK  TRANSACTIONS

     From January 1, 2000 through June 30, 2001, the Board of Directors authorized the following purchases of the Fund's capital shares on the open market:

                                                            Average
      Period                Number            Cost          Discount
                          of Shares                         Per Share
------------------        ---------        ----------       ---------
First Half of 2001          31,700         $  216,359         $ 0.17
   Year of 2000            319,800         $2,472,100         $ 0.21

     In 1996, the Fund established a distribution reinvestment plan (DRIP) to allow shareholders to reinvest their distributions in shares of the Fund. When the Fund is selling at a premium, distributions will be reinvested at the greater of net asset value or 95% of the market price. When the Fund is selling at a discount, distributions will be reinvested at market price. On December 29, 2000, distributions of $18,688 were reinvested into 2704 additional shares of the Fund at a net asset value of $6.91 per share.

     In 1992, the Fund reissued all of its existing treasury stock in addition to newly issued stock in a private placement of shares to Agape Co., S.A. in exchange for securities which were generally the same as those contained in the Fund's portfolio. A total of 698,210 unregistered Fund shares were issued to Agape in the transaction at a slight premium to net asset value. The federal income tax basis of the securities received by the Fund in this transaction was equivalent to the market value of those securities on the date of the transaction. At June 30, 2001, pursuant to filings with the SEC, Agape owned 21.1% of the Fund shares outstanding. The Fund is obligated to register these shares for sale in the open market upon Agape's request. Previous negotiations for the repurchase of these shares by the Fund have been discontinued.

NOTE  3  -  PURCHASES  AND  SALES  OF  SECURITIES

     The cost of purchases and proceeds from sales of investment securities (excluding short-term money market securities and options) during the six months ended June 30, 2001, were:

                          Common Stocks          Treasury Bills
                          -------------          --------------
Purchases                  $7,170,470              $1,487,173
Sales                      $2,253,382              $6,461,166

NOTE 4 - FOREIGN CURRENCY CONTRACTS

     At June 30, 2001, the Fund had the following open forward currency contracts:

Settlement          Currency to          Currency to            Unrealized
   Date               Receive              Deliver             Appreciation
----------          -----------         --------------       ----------------
                                          2,014,318
  8/17/01           $2,847,037          British Pounds            $44,130

                                          901,493
  2/21/02              505,265          Swiss Francs               13,342
                    -----------                              ----------------
                    $3,352,302                                    $57,472

NOTE  5  -  OPTIONS  TRANSACTIONS

     The Fund may from time to time purchase and sell call and put options on stock indexes which are traded on national securities exchanges as a method of hedging market fluctuations. The Fund may liquidate the call and put option purchased or sold by effecting a closing sale transaction (rather than exercising the option). This is accomplished by purchasing or selling an option of the same series as the option previously purchased or sold. There is no guarantee that the closing sale transaction can be effected. The Fund will realize a profit from a closing transaction if the price at which the transaction is effected is greater than the premium paid to purchase the option. The Fund will realize a loss from a closing transaction if the price is less than the premium paid.

     An option may be closed out only on an exchange which provides a market for options on the same index and in the same series. Although the Fund will generally purchase or sell only those options for which there appears to be an active market, there is no assurance that a liquid market on the exchange will exist for any particular option, or at any particular time. In such event, it might not be possible to execute closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit.

The cost of option contracts purchased, and the proceeds from option contracts sold during the six-month period ended June 30, 2001, were $8,585,010 and $8,390,791, respectively.

NOTE  6  -  LEASE  COMMITMENTS

     The Fund is obligated under a three-year operating lease extension for its Mesa, Arizona corporate office, which expires on June 30, 2004. Minimum lease payments due are as outlined in the following table:

                July 1 - December 31, 2001         $  12,620
                Year ended December 31, 2002          26,384
                Year ended December 31, 2003          26,765
                Period ended June 30, 2004            13,383
                                                 -------------
                  Total  minimum  lease payments   $  79,152
                                                 =============

     Rent  expense for the six-month period ended June 30, 2001 was $9,179.  See
Note  12.

NOTE  7  -  INVESTMENT  ADVISORY  FEES  AND  PERFORMANCE  BONUS/PENALTIES

     TOP Fund Management is the Fund's investment adviser (the "Adviser"). Under an agreement between the Fund and the Adviser, the latter supervises the investments of the Fund and pays certain expenses related to employees principally engaged as directors, officers, or employees of the Adviser. The agreement provides for base management fees ("base fees") equal to .3125% per quarter (equivalent to 1.25% per annum) of the average daily net assets of the Fund. For the six-month period ended June 30, 2001, the base management fees aggregated $77,231.

     In addition to the base fees, the Adviser will receive a bonus for extraordinary performance or pay a penalty for under performance. The bonus/penalty performance arrangement uses the S&P Index of 500 Composite Stocks ("S&P 500") as a measure of performance against which the Fund's net asset value's performance will be measured. The bonus/penalty is payable at the end of each calendar quarter and will not exceed 2.5% of the average daily net assets in the calendar quarter. The performance penalty can exceed the base fees. The bonus/penalty arrangement will not become operative unless the performance of the Adviser exceeds, either positively or negatively, the S&P 500 percentage change during the same period of time by more than 10% or more. For the six-month period ended June 30, 2001, the performance penalty aggregated $36,308.

     The agreement also provides that if the Fund's expenses on an annual basis (including the base fees, but excluding any bonus or penalty payments, taxes, interest, brokerage commission, and certain litigation expenses) exceed 3.5% of the average daily net assets up to $20,000,000 plus 1.5% of the average daily net assets in excess of $20,000,000, the Adviser shall reimburse the Fund for any such excess up to the aggregate amount of the base fees. For the year six months ended June 30, 2001, an expense reimbursement was not required.

NOTE  8  -  DISTRIBUTIONS  TO  SHAREHOLDERS

     On July 12, 2000, the Board of Directors declared a remainder distribution of $225,797 ($0.11 per share). This represents undistributed net investment income for 1999. These distributions were paid on December 29, 2000 to shareholders of record on December 15, 2000. The Fund intends to distribute short-term capital gains and net investment income for 2000 on or before December 31, 2001.

NOTE  9  -  FEDERAL  INCOME  TAX  INFORMATION

     For federal income tax purposes, the Fund generated a net capital loss carryforward of $1,971,737 during the year ended December 31, 2000, which is scheduled to expire on December 31, 2007. The carryforward will be used to offset any future net capital gains and no capital gain distributions will be made until the capital loss carryforward has been fully utilized or expires.

NOTE  10  -  RELATED  PARTIES

     Directors of the Fund who are not officers or otherwise affiliated with the Adviser are paid $500 per meeting plus out-of-pocket expenses. Audit Committee members are paid $1,000 per meeting and the chairperson of the committee $1,500 per meeting.

     At June 30, 2001, Barry Ziskin, an officer and director of the Fund, owned 593,984 shares of the Fund's capital stock, which represents 30% of the total Fund shares. He is also an officer and director of the Adviser.

NOTE  11  -  EXPENSE  OFFSET  ARRANGEMENT

     Through an arrangement with Standard & Poor's Securities ("S&P"), commissions paid to S&P earn soft dollar credits. The Adviser may direct S&P to use the credits to pay certain Fund expenses. For the period ended June 30, 2001, the Adviser applied $5,597 of these soft dollar credits towards the payment of office expenses of the Fund.

NOTE  12  -  EXPENSE  ALLOCATION

     The Board reviews on an annual basis any expenses the Fund shares with the Adviser and its affiliates. The Board has approved allocating shared expenses and employment compensation for Fund employees who are not regular employees of the Adviser or its affiliates based generally on the ratio of assets under management between the Fund and the Adviser's affiliates, subject to annual review by the Board and a maximum allocation of any particular expense to the Fund of 75%.

Z-Seven Fund, Inc.
Financial Highlights

The following represents selected data for a share outstanding throughout the periods. All share and per share data has been adjusted to reflect the two-for-one stock split in December 1997.

----------------------------------------------------------------------------------------------------------------------------------
                                                                   June 30,                        December 31,
For the periods ended                                                2001          2000      1999      1998      1997       1996
                                                                 (Unaudited)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $     6.92      $  7.57   $  7.80   $  7.55   $   8.20   $  8.74
                                                                 -----------     --------  --------  --------  ---------  --------
Net investment income (loss)                                           (.05)         .05       .10       -0-        .11      (.06)
Net realized and unrealized gains (losses) on investments
   and currency transactions before income taxes                       (.89)        (.62)     (.28)      .55       1.05      1.01
                                                                 -----------     --------  --------  --------  ---------  --------
Total increase (decrease) from investment operations                   (.94)        (.57)     (.18)      .55       1.16       .95
Distributions to shareholders from net investment income                -0-         (.11)      -0-      (.06)      (.05)     (.03)
Distributions to shareholders from net capital gains                    -0-          -0-      (.05)     (.12)     (1.38)    (1.46)
Income taxes on capital gains paid on behalf of shareholders            -0-          -0-       -0-      (.12)      (.45)      -0-
Impact of treasury stock repurchases                                    -0-          .03       -0-       -0-        -0-       -0-
Capital contribution                                                    -0-          -0-       -0-       -0-        .07       -0-
                                                                 -----------     --------  --------  --------  ---------  --------
Net increase (decrease) in net asset value                             (.94)        (.65)     (.23)     (.30)      (.65)     (.54)
                                                                 -----------     --------  --------  --------  ---------  --------
Net asset value, end of period                                   $     5.98      $  6.92   $  7.57   $  7.80   $   7.55   $  8.20
                                                                 ===========     ========  ========  ========  =========  ========
Per share market value, end of period                            $     5.89      $  7.25   $  7.69   $  8.00   $  11.00   $ 10.25
Total investment return (a)                                          (18.8%)(b)    (4.2%)    (3.2%)   (24.5%)     34.0%(e)    8.9%
----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before performance bonus/
  penalty to average net assets (c)                                    4.3% (d)      3.4%      3.2%      3.8%       3.0%      3.2%
Ratio of total expenses (credits) to average net assets (c)            3.7% (d)      3.1%      0.5%      1.5%       1.0%      3.0%
Ratio of net investment income (loss) to average net assets (c)       (1.7%)(d)      0.4%      1.2%     (.2%)       1.1%     (.6%)
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                               23.5% (b)      0.0%     14.9%     73.1%     111.3%     66.4%
----------------------------------------------------------------------------------------------------------------------------------
Number of shares outstanding at end of period (in 000's)              1,973        2,004     2,322     2,545      2,671     2,785
Net assets, end of period (in 000's)                                 11,805       13,881    17,569    19,855     20,161    22,841
----------------------------------------------------------------------------------------------------------------------------------

(a) Based on market price per share with dividends, distributions, and deemed distributions reinvested at lower of net asset
    value or closing market   price on the distribution date.
(b) Not annualized.
(c) Ratios reflect expenses gross of expense-offset arrangements.
(d) Annualized.
(e) Total investment return without the capital contribution would have been 33.2%.

Z-SEVEN  FUND  PRIVACY  NOTICE

Under a new Securities and Exchange Commission ("SEC") regulation, we are required to provide a notice to each of our individual shareholders explaining our policies and practices relating to the disclosure of personal information about you to unrelated third parties. This regulation, called Regulation S-P, applies to all investment advisers registered with the SEC. As a general matter, it is and has always been our policy not to disclose information about you to any other party, and to maintain strict security over personal information about you in our possession. We describe these policies in further detail below.

We  collect nonpublic personal information about you from the following sources:

- Information we receive from you on account applications, information forms, and other shareholder interactions;
-    Information about your transactions with us, our affiliates, or others; and
-    Information  we  may  receive  from  a  consumer  reporting  agency.

We do not disclose any nonpublic personal information about our shareholders or former shareholders to anyone, except as permitted by law.

We restrict access to nonpublic personal information about you to those employees who need-to-know that information to provide products or services to you.

We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

BOARD OF DIRECTORS

Barry Ziskin
Mar a De Los Santos
Albert Feldman
Dr. Jeffrey Shuster
Rochelle Ziskin

INVESTMENT ADVISER

TOP Fund Management, Inc.

OFFICERS

Barry Ziskin
President and Treasurer

Barbara Perleberg
Secretary

CUSTODIAN

Investors Bank & Trust Company

TRANSFER AGENT

Wells Fargo Bank Minnesota, N.A.
Shareowner Services

INDEPENDENT AUDITORS

KPMG LLP

GENERAL COUNSEL

Kilpatrick Stockton LLP

STOCK LISTINGS

NASDAQ
Symbol: ZSEV
Pacific Exchange
Symbol: ZSE

CORPORATE OFFICE

1819 South Dobson Road
Suite 109
Mesa, AZ 85202
(480) 897-6214
Fax (480) 345-9227
Z-Seven.com
Zseven@aol.com